UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2024

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Asset Purchase Agreement (as defined), future financial and operating results and any other statements about Onfolio Holdings Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisitions, and the other factors described in Onfolio Holdings Inc.’s public filings filed with the Securities and Exchange Commission. Onfolio Holdings Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review those events and factors described by us in Item 1.A "Risk Factors" in our most recent Form 10-K and Form 10-Q, which further detail and supplement the factors described in this paragraph.

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement - Eastern Standard LLC

As previously reported, on September 20, 2024, Eastern Standard LLC (“Eastern Standard Delaware”), a Delaware limited liability company and Onfolio Holdings Inc.’s (the “Company”) majority owned subsidiary, entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Eastern Standard, LLC (“Eastern Standard Pennsylvania”), a Pennsylvania limited liability company, Mark Gisi, James Keller and Vincent Giordano. Pursuant to the Asset Purchase Agreement, Eastern Standard Delaware will purchase from Eastern Standard Pennsylvania all of Eastern Standard Pennsylvania’s assets utilized in the operation of its business of providing digital marketing services, including integrated branding, and digital customer experiences (the “Business Assets”).

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, Eastern Standard Pennsylvania agreed to sell to Eastern Standard Delaware the Business Assets, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the Business Assets is $2,160,000. As of the closing, the Company owns 70% of Eastern Standard Delaware in exchange for $1,250,000 payable pursuant to two secured promissory notes which are guaranteed by the Company, and $410,000 of the Company’s Series A Preferred Shares. The entities comprising the Company’s special purpose vehicle funding program owns an aggregate of 20% of Eastern Standard Delaware in exchange for $500,000 payable in cash. Eastern Standard Pennsylvania owns a 10% roll-over equity interest in Eastern Standard Delaware.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference, along with Exhibits 10.1, 10.2, 10.3 and 10.4, which are also incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 herein is incorporated into this Item 2.01 by reference.

The Asset Purchase Agreement closed on October 18, 2024. Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, Eastern Standard Pennsylvania sold to Eastern Standard Delaware the Business Assets, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the Business Assets is $2,160,000. As of the closing, the Company owns 70% of Eastern Standard Delaware in exchange for $1,250,000 payable pursuant to two secured promissory notes which are guaranteed by the Company, and $410,000 of the Company’s Series A Preferred Shares. The entities comprising the Company’s special purpose vehicle funding program owns an aggregate of 20% of Eastern Standard Delaware in exchange for $500,000 payable in cash. Eastern Standard Pennsylvania owns a 10% roll-over equity interest in Eastern Standard Delaware.

A copy of the Closing Letter Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 herein is incorporated into this Item 2.03 by reference.

The secured promissory notes consist of: (i) a $400,000 promissory note made by Eastern Standard Delaware in favor of Eastern Standard Pennsylvania with an interest at 8% per annum providing for interest only payments with a balloon payment of principal and interest at the end of one hundred twenty (120) days (“Short Term Promissory Note”); (ii) an $850,000 promissory note made by Eastern Standard Delaware in favor of Eastern Standard Pennsylvania with an interest rate at 8% per annum providing for interest only payments with a balloon payment of principal and interest at the end of two years (“Promissory Note”); and (iii) a Guaranty Agreement made by the Company to secure the payment of Eastern Standard Delaware pursuant to the Short Term Promissory Note, the Promissory Note and the other obligations of the Company and Eastern Standard Delaware under the Asset Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 herein is incorporated into this Item 3.02 by reference.

Item 7.01 Regulation FD

On October 22, 2024, the Company issued a press release announcing its entry into the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed.

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(d) Exhibits.

2.1	Asset Purchase Agreement - Eastern Standard (incorporated by reference to the Company’s Form 8-K filed on September 24, 2024)
2.2	Closing Letter Agreement
10.1	Form of $400,000 Promissory Note
10.2	Form of $800,000 Promissory Note
10.3	Form of Security Agreement
10.4	Form of Corporate Guarantee
99.1	Press release dated October 22, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: October 22, 2024

	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

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